Ex. 99.1
Investor Presentation July 2014

Forward-Looking Statement

Corporate Profile

History of First Business

Footprint

Senior Executive Team

Senior Executive Team

Corporate Strategy

Strategic Objectives:

•	Drive top line revenue growth

•	Achieve additional improvement in pre-tax adjusted earnings

•	Continue to leverage operating model to maintain efficiency

•	Continue to capture transaction deposits to strengthen our mix of in-market funding and reduce our cost of funds

•	Maintain strong asset quality

•	Maintain strong ROA

•	Opportunistically invest in talent for future growth and profitability

Top Line Revenue

Pre-Tax Adjusted Earnings

Efficiency Ratio & FTEs

Deposit Composition

Funding Strategy

Asset Quality Trends

Cumulative Net Charge-Offs as a Percentage of 12/31/07 Loans and Leases

Return on Average Assets

Return on Average Equity

Recent Financial Highlights

Loan and Lease Composition

Loan Growth & NIM Expansion

Trust Assets and Revenue

Tangible Common Equity

Earnings Per Share

Investment Highlights

Loan and Lease Growth Opportunity

Significant Deposit Growth Opportunity

FBIZ Valuation: Price Increase Since 2012 Common Stock Offering

FBIZ Valuation: P/E Trend Since 2012 Common Stock Offering

Appendix: Financial Highlights

Appendix: Yield and Cost Trends

Appendix: Asset Quality Data and Ratios

Appendix: Pre-Tax Adjusted Earnings

Appendix: Efficiency Ratio

Appendix: Tangible Book Value Per Share

Appendix: Tangible Common Equity to Tangible Assets

Appendix: Cost of Total Deposits

Appendix: Texas Ratio

Appendix: Cumulative Net Charge-Off Percentage

Investor Presentation

July 2014

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans, competition and certain matters relating to our pending acquisition of Aslin Group, Inc. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See, Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2013, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Company Profile


First Business Bank Center

- Mission: build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals

- Headquarters: Madison, WI
- Total assets at June 30, 2014: $1.3 Billion
- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 10%[1]
- Business-focused model
- Client relationship focus with high touch service
- 100% organic growth to-date

1. *As of March 19, 2014. Insider ownership consists of shares owned by directors and executive officers. Assumes exercise of all outstanding options exercisable or exercisable within 60 days of March 19, 2014.*

History of First Business


Mar 1990
First Business
Bank - Madison
May 1995
First Business
Capital Corp.
Oct 1998
First Business
Equipment Finance
Jun 2000
First Business
Bank - Milwaukee
Dec 2001
First Business
Trust & Investments
Sep 2006
First Business
Bank – Northeast[1]
Nov 2012
First Business
Factors
1990
1991 – 1994
1995
1996 – 1997
1998
1999
2000
2001
2002 – 2005
2006
2007 – 2011
2012

Source: FBIZ Management.

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Footprint



Appleton, WI
Minneapolis, MN
Milwaukee, WI
Madison, WI
Detroit, MI
Chicago, IL
Cleveland, OH
St. Louis, MO
Denver, CO
Kansas City, KS
Charlotte, NC
Banking Office
Asset-Based Lending Business Development Office
Equipment Business Development Office
Factoring Office

Source: FBIZ Management.

Senior Executive Team

Corey Chambas

- President & Chief Executive Officer of First Business Financial Services, Inc.
- Over 25 years of commercial banking experience specializing in commercial lending & cash management
- 20 years with First Business
- Prior to joining First Business, Mr. Chambas held various senior lending positions with M&I Bank, now part of BMO Harris Bank

Jim Ropella

- Chief Financial Officer
- Over 30 years of experience in finance and accounting primarily in the banking industry
- 13 years with First Business
- Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp

Michael Losenegger

- Chief Credit Officer
- Over 25 years of commercial banking experience
- 11 years with First Business
- Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank, now part of BMO Harris Bank

Dave Vetta

- President & Chief Executive Officer of First Business Bank – Milwaukee
- Over 30 years of banking experience
- 7 years with First Business
- Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management overseeing institutional investment sales and the regional private client group

Mark Meloy

- President & Chief Executive Officer of First Business Bank
- Over 25 years of commercial banking experience
- 14 years with First Business
- Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank, now part of US Bank

Chuck Batson

- President & Chief Executive Officer of First Business Capital Corp.
- Over 30 years of asset-based lending experience
- 8 years with First Business
- Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc.

Source: SEC filings and FBIZ management.

Senior Executive Team

Joan Burke

- President of First Business Trust & Investments
- Over 30 years of experience in providing trust and investment services
- 12 years with First Business
- Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates

Mickey Noone

- President of First Business Bank – Northeast Region
- Over 20 years of commercial banking experience
- 8 years with First Business
- Prior to joining First Business, Mr. Noone was Senior Vice President with First National Bank – Fox Valley and prior to that position he was a Vice President of M & I First American Bank in Wausau, Wisconsin, now part of BMO Harris Bank

Randy Shumate

- President of First Business Equipment Finance – National Division
- Over 25 years of equipment finance and leasing experience
- 2 years with First Business
- Prior to joining First Business, Mr. Shumate was the President of Midland Capital Partners, LLC, a middle market equipment leasing company, which followed a 19 year career in the equipment finance and lease divisions of ITT Capital and Transamerica Commercial Finance

Barbara Conley

- General Counsel and Corporate Secretary
- Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin
- Over 30 years of commercial banking experience
- 6 years with First Business
- Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank

Jodi Chandler

- Senior Vice President – Human Resources & Administration
- Over 25 years of experience in human resources
- 21 years with First Business
- Prior to joining First Business, Ms. Chandler was Office Manager for an insurance agency

Source: SEC filings and FBIZ management.

Corporate Strategy

- High efficiency "Business Bank" operating model
  - Limited branch network
  - Invest in technology to serve our clients
  - Products tailored to serve small businesses and their owners
- Commitment to expansion
  - Organic growth from existing business development talent key to sustainable growth
  - Opportunistically invest in new business development talent
  - Market to business clients looking for local, value-added, relationship-based bankers
  - Potential niche business acquisitions

Efficiency Ratio vs. WI Peers



80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
65.8%
61.0%
60.3%
57.7%
59.4%
2010
2011
2012
2013
YTD 6/30/14
FBIZ
WI-Based Depositories

Source: SEC filings and FDIC.gov. Data is for all WI-based FDIC-insured institutions. 2014 data for WI-based depositories for the three months ended 3/31/14. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Strategic Objectives

Strategic Objectives

- Drive top line revenue growth
- Achieve additional improvement in pre-tax adjusted earnings
- Continue to leverage operating model to maintain efficiency
- Continue to capture transaction deposits to strengthen our mix of in-market funding and reduce our cost of funds
- Maintain strong asset quality
- Maintain strong ROA
- Opportunistically invest in talent for future growth and profitability

Top Line Revenue[1]

Consistent annualized organic revenue growth of approximately 10% over the past 5 years



$60
$50
$40
$30
$20
$10
$0
Millions
13.7%
10.0%
12.2%
9.9%
9.5%
8.5%
7.0%
$31.36
$34.48
$38.69
$42.52
$46.58
$50.55
$24.55
$26.28
2008
2009
2010
2011
2012
2013
YTD 6/30/13
YTD 6/30/14

Compound Annual Growth Rate From 12/31/08 – 12/31/13 = 10.0%

Source: SEC Filings and FBIZ Management.

1. Top line revenue calculated as net interest income + total non-interest income (including realized gains on securities). Percentages represent year-over-year change.

Pre-Tax Adjusted Earnings[1]

CAGR of 15.2% exceeds top line revenue CAGR due to efficient operating model



$25
$20
$15
$10
$5
$0
Millions
32.1%
-1.6%
27.8%
25.1%
11.8%
15.4%
7.6%
$10.52
$10.35
$13.23
$16.54
$18.50
$21.36
$9.93
$10.68
2008
2009
2010
2011
2012
2013
YTD 6/30/13
YTD 6/30/14

Compound Annual Growth Rate From 12/31/08 – 12/31/13 = 15.2%

Source: SEC Filings and FBIZ Management.

1. "Pre-Tax Adjusted Earnings" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. Percentages represent year-over-year change.

Efficiency Ratio[1] & FTEs[2]

Reflects strategic initiative to opportunistically invest in talent for future growth


80%
75%
70%
65%
60%
55%
50%
160
150
140
130
120
110
100
90
80
126.0
121.5
124.3
126.7
140.3
145.4
151.2
66.4%
68.2%
65.8%
61.0%
60.3%
57.7%
59.4%
2008
2009
2010
2011
2012
2013
YTD 6/30/14
Efficiency Ratio
FTE

Source: SEC Filings and FBIZ Management.

1. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.
2. Efficiency ratio data is for the year-to-date period. FTE data is as of period-end.

Deposit Composition

Focus on in-market deposits, specifically transaction accounts



$1,500
$1,200
$900
$600
$300
$0
Millions
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
2013
YTD 6/30/14
WAOM³ = 4.45
WAR³ = 1.51%
Brokered Deposits
In-Market CDs
Money Market
Transaction Accounts
Cost of Total Deposits

In-Market Deposits(1) - Compound Annual Growth Rate From 12/31/08 - 12/31/13 = 15.3%

Transaction Accounts(2) - Compound Annual Growth Rate From 12/31/08 - 12/31/13 = 16.3%

Source: SEC filings. Deposit mix represents period-end data. "Cost of Total Deposits" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. In-market deposits include all deposits excluding brokered deposits.
2. Transactions accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.
3. Weighted average original maturity (in years) and weighted average rate of brokered deposits outstanding as of the period-end.

Funding Strategy

- Continue to leverage commercial relationships to attract in-market deposits, specifically transaction accounts
- Maintain brokered deposits within Board-monitored limits
  - Match-funding fixed rate term loans with brokered deposits locks in interest rate spread
  - Long-term brokered funding more reasonably priced than some in-market CD rates
  - Very limited depositor put rights
  - Contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of brokered CD maturities, if necessary, as of 6/30/14



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56.9%
47.8%
50.5%
42.5%
34.3%
34.8%
37.5%
43.1%
52.2%
49.5%
57.5%
65.7%
65.2%
62.5%
2008
2009
2010
2011
2012
2013
6/30/14
Non-Brokered Deposits
Brokered Deposits

Source: SEC filings. Represents period-end data.

Asset Quality Trends

- Maintain strong asset quality
- As of 6/30/14, non-performing assets were approximately $14.5 million, or 1.11% of total assets
- Allowance for loan and lease losses provided coverage for 99% of non-accrual loans and leases at 6/30/14
- As of 6/30/14, $6.8 million, or 48% of non-accrual loans and leases were current with respect to principal and interest



$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Millions
60%
50%
40%
30%
20%
10%
0%
$3.0
$1.7
$1.8
$2.2
$1.6
$0.3
$0.3
$16.3
$27.8
$38.4
$21.8
$14.1
$15.9
$14.2
2008
2009
2010
2011
2012
2013
6/30/14
NPA/Assets(1)
1.91%
2.64%
3.63%
2.04%
1.28%
1.28%
1.11%
Non-accruals
OREO
Texas Ratio

Source: SEC filings and FBIZ management. Represents period-end data. "Texas Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. NPAs defined as non-accrual loans plus loans 90+ days past due and still accruing plus other real estate owned.

Cumulative Net Charge-Offs[1] as a Percentage of 12/31/07 Loans and Leases



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Relative net charge-off comparison substantiates superior credit quality
0.30%
1.06%
1.68%
2.50%
2.88%
2.95%
2.95%
2008
2009
2010
2011
2012
2013
2014
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings.

1. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of all BHCs, excluding FBIZ, reporting consolidated regulatory financial data as of 3/31/14. All BHC and WI BHC data, excluding FBIZ, includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07. 2014 period for FBIZ is through 6/30/14. 2014 period for All BHC and WI-Based BHC groups is through 3/31/14.

Return on Average Assets[1]


1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Remained profitable throughout the economic crisis
0.32%
0.10%
0.09%
0.75%
0.75%
1.10%
1.04%
1.07%
2008
2009
2010
2011 (1)
2012
2013
YTD 6/30/13
YTD 6/30/14

Source: SEC filings and FBIZ Management. YTD data is annualized.

1. Blue bar represents the incremental ROAA resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Return on Average Equity[1]


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Maintained 12%+ ROAE even after the December 2012 equity offering
6.11%
1.90%
1.67%
14.03%
12.65%
13.12%
12.42%
12.15%
2008
2009
2010
2011 (1)
2012
2013
YTD 6/30/13
YTD 6/30/14

Source: SEC filings and FBIZ Management. YTD data is annualized.

1. Blue bar represents the incremental ROAE resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Financial Performance Highlights

Recent Financial Highlights

($ in 000s, except per share data)	At or for the Year Ended,			At or for the Six Months Ended,	
	12/31/11	12/31/12	12/31/13	6/30/13	6/30/14
Net income	$8,425 [2]	$8,926	$13,746	$6,377	$6,842
Diluted EPS	$3.23 [2]	$3.29	$3.49	$1.62	$1.72
Diluted shares	2,507,826	2,610,872	3,847,610	3,833,743	3,881,998
ROAA [1]	0.75% [2]	0.75%	1.10%	1.04%	1.07%
ROAE [1]	14.03% [2]	12.65%	13.12%	12.42%	12.15%
Net interest margin [1]	3.29%	3.36%	3.54%	3.50%	3.55%
Top line revenue	$42,521	$46,580	$50,547	$24,549	$26,278
Pre-tax adjusted earnings	$16,544	$18,504	$21,359	$9,930	$10,682
Efficiency ratio	61.02%	60.27%	57.74%	59.55%	59.35%

Source: SEC filings and FBIZ Management.

1. 6/30/13 and 6/30/14 data is annualized.
2. Includes one-time tax benefit during second quarter of 2011.

Loan and Lease Composition



Construction & Land Development 7%
Multi-family 6%
1-4 Family Residential RE 3%
Leases 3%
All Other Loans 2%
Commercial RE - Non-Owner Occupied 33%
Commercial RE - Owner Occupied 14%
Commercial & Industrial 32%

($000)	Jun 30, 2014	% of Total	Dec 31, 2013	% Inc (Dec)
Commercial & Industrial	$ 325,900	32%	$ 293,552	11.0%
Commercial RE - Owner Occupied	141,704	14%	141,164	0.4%
Commercial RE - Non-Owner Occupied	333,179	33%	341,695	(2.5%)
Construction & Land Development	75,749	7%	68,708	10.2%
Multi-family	59,826	6%	62,758	(4.7%)
1-4 Family Residential RE	26,945	3%	30,786	(12.5%)
Leases	29,649	3%	26,065	13.8%
All Other Loans	15,663	2%	17,244	(9.2%)
Total Loans and Leases	1,008,615	100%	981,972	2.7%
Deferred Loan Fees	879		1,021	
Total Gross Loans and Leases	$ 1,007,736		$ 980,951	

Source: SEC filings.

Loan Growth & NIM Expansion[1]



$1,050
$1,000
$950
$900
$850
$800
$750
$700
Millions
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
Solid loan and lease growth while increasing net interest margin
2008
2009
2010
2011
2012
2013
YTD 6/30/14
Average Loans and Leases
Net Interest Margin

Source: SEC filings and FBIZ management.

1. Loan and lease balances represent YTD averages. 6/30/14 net interest margin is annualized.

Trust Assets and Revenue



$1,200
$1,000
$800
$600
$400
$200
$-
Millions
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$107
$124
$128
$130
$171
$195
$176
$186
$2.2M
$1.8M
$255
$323
$399
$533
$614
$764
$677
$704
2008
2009
2010
2011
2012
2013
6/30/13
6/30/14
Trust Assets Under Management
Trust Assets Under Administration
Trust Revenue

AUM&A Compound Annual Growth Rate From 12/31/08 – 12/31/13 = 21.5%

Source: SEC filings and FBIZ management.

Tangible Common Equity



$32.00
$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
Increased TBV throughout the economic crisis
December 2012 equity offering
2008
2009
2010
2011
2012
2013
6/30/14
TBV/Share
TCE Ratio

TBV/Share - Compound Annual Growth Rate From 12/31/08 – 12/31/13 = 7.0%

Source: SEC filings and FBIZ management. Represents period-end data. "Tangible Book Value per Share" and "TCE Ratio" are non-GAAP measures. See Appendix for non-GAAP reconciliation schedules.

Earnings Per Share

Maintained consistent dividend throughout the economic crisis with sustainable payout ratio going forward



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
24.4%
17.3%
2008
2009
2010
2011
2012
2013
YTD 6/30/13
YTD 6/30/14
Diluted EPS
Dividends per Share
Payout Ratio

Source: SEC filings and FBIZ management.

Investment Considerations

Investment Highlights

- Market opportunities available for locally based institutions with strong balance sheets
- Profitable throughout the economic cycle with strong underlying fundamental trends
- Strong asset quality with low historical charge-off levels
- Focus on strengthening mix of in-market core funding base
- Experienced management team trained at larger institutions

- Growth opportunity
  - Historically proven growth with record performance
  - Positioned well for continued growth with recent investments in key talent in support of strategic initiatives
  - Loan and lease growth opportunity
    - Composition
    - Geography
    - Business lines
  - Significant in-market deposit growth opportunity
- Value opportunity

Loan and Lease Growth Opportunity

Composition


Construction & Land Development 7%
Multi-family 6%
1-4 Family Residential RE 3%
Leases 3%
All Other Loans 2%
Commercial RE - Non-Owner Occupied 33%
Commercial RE - Owner Occupied 14%
Commercial & Industrial 32%

C&I represents 32% of the total loan and lease portfolio

Geography[1]


Dane County 70%
Fox Valley[2] 10%
Waukesha County 19%

29% of loans and leases originated in Waukesha County and Fox Valley

Business Lines


Traditional Lending 79%
Equipment Financing & Leasing 6%
Factoring
Asset-Based Lending 15%

Specialty financing represents 21% of the total loan and lease portfolio

Source: SEC filings and FBIZ management. Data as of June 30, 2014.

1. Represents loan and lease balances based on geographic location responsible for origination.
2. Fox Valley represents loans originated in Brown, Outagamie and Winnebago county.

Significant Deposit Growth Opportunity

Dane County
(Largest 3 banks 36%)


US Bank 10%
BMO Harris 18%
Associated Bank 8%
FBIZ 7%
Other 57%

$13.5 billion Total Market Deposits

Waukesha County
(Largest 3 banks 33%)


US Bank 8%
BMO Harris 16%
Chase 9%
FBIZ 2%
Other 65%

$10.1 billion Total Market Deposits

Fox Valley[1]
(Largest 3 banks 49%)


Associated Bank 25%
BMO Harris 16%
Chase 8%
FBIZ 1%
Other 50%

$10.8 billion Total Market Deposits

Source: FDIC.gov and FBIZ management. Data as of June 30, 2013.
1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago county but insured under the state charters of First Business Bank and First Business Bank-Milwaukee.

FBIZ Valuation


% Price Increase Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2014)
120%
100%
80%
60%
40%
20%
0%
-20%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
99%
37%
35%
FBIZ-US
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation



P/E Trend Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2014)
25.00
20.00
15.00
10.00
5.00
0.00
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
18x
17X
14x
FBIZ-US
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial – Price/MRQ annualized diluted EPS

Appendix
Supplemental Data &
Non-GAAP Reconciliations

Financial Highlights

(dollars in thousands)	As of and for the Year Ended December 31,						As of and for the Six Months Ended,	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Income Statement								
Net interest income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881	$ 42,105	$ 20,422	$ 21,599
Provision for loan and lease losses	4,299	8,225	7,044	4,250	4,243	(959)	134	89
Non-interest income	5,105	6,128	6,743	7,060	8,699	8,442	4,127	4,679
Gain on sale of securities	-	322	-	-	-	-	-	-
Goodwill impairment	-	-	2,689	-	-	-	-	-
Non-interest expense	21,884	24,501	25,671	26,397	28,661	30,371	14,668	15,600
Income before taxes	5,180	1,758	3,290	11,874	13,676	21,135	9,747	10,589
Income tax expense	2,056	717	2,349	3,449	4,750	7,389	3,370	3,747
Net income	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 8,926	$ 13,746	$ 6,377	$ 6,842
Summary Balance Sheet Data								
Total assets	$ 1,010,786	$ 1,117,436	$ 1,107,057	$ 1,177,165	$ 1,226,108	$ 1,268,655	$ 1,276,069	$ 1,306,503
Securities, AFS & HTM	109,124	122,286	155,379	170,386	200,596	180,118	194,498	187,076
Gross loans and leases	852,392	853,931	877,206	850,842	911,960	980,951	947,915	1,007,736
Total deposits	$ 838,874	$ 984,374	$ 988,298	$ 1,051,312	$ 1,092,254	$ 1,129,855	$ 1,142,979	$ 1,166,697
Junior subordinated debt	10,315	10,315	10,315	10,315	10,315	10,315	10,315	10,315
Subordinated debt	39,000	39,000	39,000	39,000	11,926	11,926	11,926	7,926
Total stockholders' equity	53,006	54,393	55,335	64,214	99,539	109,275	103,238	115,648
Key Metrics								
ROAA[1]	0.32%	0.10%	0.09%	0.75%	0.75%	1.10%	1.04%	1.07%
ROAE[1]	6.11%	1.90%	1.67%	14.03%	12.65%	13.12%	12.42%	12.15%
Efficiency ratio[2]	66.4%	68.2%	65.8%	61.0%	60.3%	57.7%	59.6%	59.4%
Net interest margin[1]	2.81%	2.77%	3.04%	3.29%	3.36%	3.54%	3.50%	3.55%

Source: SEC filings and FBIZ Management.
1. 6/30/13 and 6/30/14 data is annualized.
2. "Efficiency Ratio" is a non-GAAP measure. See non-GAAP reconciliation schedules.

Yield and Cost Trends

(dollars in thousands)	For the Year Ended December 31,						For the Six Months Ended June 30,			
	2011		2012		2013		2013		2014	
Interest-Earning Assets	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost
Commercial real estate and other mortgage loans	$ 608,665	5.45%	$ 583,594	5.43%	$ 633,605	5.05%	$ 627,378	5.05%	$ 636,491	4.78%
Commercial and industrial loans	219,754	7.72%	245,706	7.29%	268,376	6.24%	257,487	6.36%	310,938	5.79%
Direct financing leases	16,974	6.12%	15,873	5.59%	17,413	4.85%	14,777	5.08%	26,760	4.59%
Consumer and other loans	18,591	3.99%	16,899	3.87%	16,446	3.86%	16,770	3.82%	17,064	3.67%
Total loans and leases	863,984	6.01%	862,072	5.93%	935,840	5.37%	916,412	5.40%	991,253	5.07%
Securities, AFS & HTM	165,594	2.52%	190,112	1.80%	185,626	1.71%	200,587	1.61%	184,843	1.86%
Short-term investments	48,395	0.24%	74,493	0.30%	59,737	0.42%	50,947	0.42%	40,671	0.58%
Total interest-earning assets	$1,077,973	5.22%	$1,126,677	4.86%	$1,181,203	4.52%	$1,167,946	4.53%	$1,216,767	4.43%
Interest-Bearing Liabilities										
Transaction accounts	$ 25,389	0.28%	$ 34,180	0.28%	$ 62,578	0.20%	$ 54,825	0.20%	$ 79,313	0.23%
Money market	300,652	0.99%	395,259	0.76%	450,558	0.53%	450,281	0.56%	456,206	0.51%
Certificates of deposits	80,323	1.38%	82,430	1.17%	60,276	1.01%	64,563	1.03%	49,119	0.96%
Brokered certificates of deposit	486,594	2.66%	400,695	2.23%	393,726	1.68%	370,429	1.84%	404,728	1.49%
Total interest-bearing deposits	892,958	1.92%	912,564	1.43%	967,138	1.01%	940,098	1.07%	989,366	0.91%
FHLB advances	656	5.83%	2,034	1.59%	6,471	0.19%	13,046	0.19%	6,282	0.16%
Other borrowings	41,488	6.00%	39,384	6.89%	12,196	6.90%	12,160	6.97%	8,513	7.17%
Junior subordinated notes	10,315	10.78%	10,315	10.81%	10,315	10.78%	10,315	10.70%	10,315	10.68%
Total interest-bearing liabilities	$ 945,417	2.20%	$ 964,297	1.75%	$ 996,120	1.18%	$ 975,619	1.24%	$1,014,476	1.06%
Non-interest-bearing deposits	$ 112,899		$ 137,117		$ 138,920		$ 138,230		$ 139,397	
Key Metrics										
Net interest spread[1]		3.02%		3.11%		3.34%		3.29%		3.37%
Net interest margin[1]		3.29%		3.36%		3.54%		3.50%		3.55%

Source: SEC filings and FBIZ Management.

1. 6/30/13 and 6/30/14 data is annualized.

Asset Quality Data and Ratios

(dollars in thousands)	As of				
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14
Non-performing loans and leases	$ 11,241	$ 9,725	$ 15,855	$ 14,110	$ 14,180
Foreclosed properties, net	565	595	333	333	329
Total non-performing assets	11,806	10,320	16,188	14,443	14,509
Performing troubled debt restructurings	1,076	789	371	586	602
Total impaired assets	$ 12,882	$ 11,109	$ 16,559	$ 15,029	$ 15,111
Asset Quality Ratios					
Non-performing loans and leases to gross loans and leases	1.18%	1.02%	1.61%	1.43%	1.41%
Non-performing assets to gross loans and leases plus foreclosed properties	1.24%	1.08%	1.65%	1.46%	1.44%
Non-performing assets to total assets	0.93%	0.82%	1.28%	1.13%	1.11%
Allowance for loan and lease losses to gross loans and leases	1.60%	1.59%	1.42%	1.43%	1.39%
Allowance for loan and lease losses to non-performing loans	135.24%	156.14%	87.68%	99.94%	98.84%
Criticized Assets[1]					
Special mention	$ -	$ -	$ -	$ -	$ -
Substandard	21,564	17,145	22,841	21,283	29,337
Doubtful	-	-	-	-	-
Total criticized assets	$ 21,564	$ 17,145	$ 22,841	$ 21,283	$ 29,337
Criticized assets to total assets	1.69%	1.36%	1.80%	1.67%	2.25%

Source: SEC filings and FBIZ Management.

1. Criticized assets represent loans and leases identified by management that would be considered special mention, substandard or doubtful when utilizing regulatory terminology.

Pre-Tax Adjusted Earnings

Pre-Tax Adjusted Earnings

- "Pre-tax adjusted earnings" is a non-GAAP measure representing pre-tax income excluding the effects of (1) provision for loan and lease losses, (2) other identifiable costs of credit and (3) other discrete items that are unrelated to the Company's primary business activities. In the judgment of the Company's management, the presentation of pre-tax adjusted earnings allows the management team, investors and analysts to better assess the growth of the Company's business by removing the volatility that is associated with costs of credit and other discrete items and facilitates a more streamlined comparison of growth to its benchmark peers. The information provided below reconciles pre-tax adjusted earnings to its most comparable GAAP measure.

(dollars in thousands)	For the Year Ended December 31,						For the Six Months Ended,	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Earnings before tax	$ 5,180	$ 1,758	$ 3,290	$ 11,874	$ 13,676	$ 21,135	$ 9,747	$ 10,589
Add back:								
Provision for loan and lease losses	4,299	8,225	7,044	4,250	4,243	(959)	134	89
Net loss (gain) on foreclosed properties	1,043	691	206	420	585	(117)	49	4
Realized gain on securities	-	(322)	-	-	-	-	-	-
Goodwill impairment	-	-	2,689	-	-	-	-	-
Endowment to First Business Charitable Foundation	-	-	-	-	-	1,300	-	-
Pre-tax adjusted earnings	$ 10,522	$ 10,352	$ 13,229	$ 16,544	$ 18,504	$ 21,359	$ 9,930	$ 10,682

Source: SEC filings and FBIZ Management.

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. In the judgment of our management, the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Year Ended December 31,						For the Six Months Ended,	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Non-interest expense	$ 21,884	$ 24,501	$ 28,360	$ 26,397	$ 28,661	$ 30,371	$ 14,668	$ 15,600
Less:								
Net (loss) gain on foreclosed properties	(1,043)	(691)	(206)	(420)	(585)	117	(49)	(4)
FDIC special assessment	-	(481)	-	-	-	-	-	-
Goodwill impairment	-	-	(2,689)	-	-	-	-	-
Amortization of other intangible assets	(25)	(22)	(19)	(32)	-	-	-	-
Endowment to First Business Charitable Foundation	-	-	-	-	-	1,300	-	-
Total operating expense	$ 20,816	$ 23,307	$ 25,446	$ 25,945	$ 28,076	$ 29,188	$ 14,619	$ 15,596
Net interest income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881	$ 42,105	$ 20,422	$ 21,599
Non-interest income	5,105	6,450	6,743	7,060	8,699	8,442	4,127	4,679
Less: Realized gain on securities	-	(322)	-	-	-	-	-	-
Top line revenue	$ 31,363	$ 34,162	$ 38,694	$ 42,521	$ 46,580	$ 50,547	$ 24,549	$ 26,278
Efficiency ratio	66.37%	68.22%	65.76%	61.02%	60.27%	57.74%	59.55%	59.35%

Source: SEC filings and FBIZ Management.

Tangible Book Value Per Share

Tangible Book Value Per Share

- "Tangible book value per share" is a non-GAAP measure representing tangible common equity divided by total common shares outstanding. "Tangible common equity" itself is a non-GAAP measure representing common stockholders' equity reduced by intangible assets, if any. The Company's management believes that this measure is important to many investors in the marketplace who are interested in period-to-period changes in book value per common share exclusive of changes in intangible assets. The information provided below reconciles tangible book value per share and tangible common equity to their most comparable GAAP measures.

(dollars in thousands, except per share data)	As of December 31,						As of	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Common stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 109,275	$ 103,238	$ 115,648
Intangible assets	(2,762)	(2,740)	(32)	-	-	-	-	-
Tangible common equity	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 109,275	$ 103,238	$ 115,648
Common shares outstanding	2,545,546	2,539,306	2,597,820	2,625,569	3,916,667	3,943,997	3,918,347	3,945,220
Tangible book value per share	$ 19.74	$ 20.34	$ 21.29	$ 24.46	$ 25.41	$ 27.71	$ 26.35	$ 29.31

Source: SEC filings and FBIZ Management.

Tangible Common Equity to Tangible Assets

TCE Ratio

- "Tangible common equity to tangible assets" is defined as the ratio of common stockholders' equity reduced by intangible assets, if any, divided by total assets reduced by intangible assets, if any. The Company's management believes that this measure is important to many investors in the marketplace who are interested in the relative changes from period-to-period in common equity and total assets, each exclusive of changes in intangible assets. The information below reconciles tangible common equity and tangible assets to their most comparable GAAP measures.

(dollars in thousands)	As of December 31,						As of	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Common stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 109,275	$ 103,238	$ 115,648
Intangible assets	(2,762)	(2,740)	(32)	-	-	-	-	-
Tangible common equity	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 109,275	$ 103,238	$ 115,648
Total assets	$1,010,786	$1,117,436	$1,107,057	$1,177,165	$1,226,108	$1,268,655	$ 1,276,069	$ 1,306,503
Intangible assets	(2,762)	(2,740)	(32)	-	-	-	-	-
Tangible assets	$1,008,024	$1,114,696	$1,107,025	$1,177,165	$1,226,108	$1,268,655	$ 1,276,069	$ 1,306,503
TCE Ratio	4.98%	4.63%	5.00%	5.45%	8.12%	8.61%	8.09%	8.85%

Source: SEC filings and FBIZ Management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Year Ended December 31,						For the Six Months Ended,	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Interest expense on total interest-bearing deposits	$ 29,431	$ 24,398	$ 20,747	$ 17,115	$ 13,026	$ 9,739	$ 5,052	$ 4,506
Average interest-bearing deposits	$ 777,280	$ 864,304	$ 898,890	$ 892,958	$ 912,564	$ 967,138	$ 940,098	$ 989,366
Average non-interest-bearing deposits [1]	51,390	51,665	68,430	112,899	137,117	138,920	138,230	139,397
Denominator	$ 828,670	$ 915,969	$ 967,320	$1,005,857	$1,049,681	$1,106,058	$ 1,078,328	$ 1,128,763
Cost of total deposits	3.55%	2.66%	2.14%	1.70%	1.24%	0.88%	0.94%	0.80%

Source: SEC filings and FBIZ Management.

1. Average non-interest-bearing deposits for 2008 is equal to the average of the period-end balances for each of the four calendar quarters in 2008.

Texas Ratio

Texas Ratio

- "Texas Ratio" is defined as non-performing assets divided by the sum of the allowance for loan and lease losses and tangible common equity. We believe that this ratio is important to many investors in the marketplace who are interested in evaluating the level of a company's non-performing assets compared with the company's ability to absorb potential losses on loans and leases with the company's current capital base and allowance for loan and lease losses.

(dollars in thousands)	As of December 31,						As of	
	2008	2009	2010	2011	2012	2013	6/30/13	6/30/14
Non-accrual loans and leases	$ 16,285	$ 27,825	$ 38,406	$ 21,766	$ 14,122	$ 15,855	$ 11,241	$ 14,180
90+ days past due	-	-	-	-	-	-	-	-
Other real estate owned	3,011	1,671	1,750	2,236	1,574	333	565	329
Non-performing assets	$ 19,296	$ 29,496	$ 40,156	$ 24,002	$ 15,696	$ 16,188	$ 11,806	$ 14,509
Allowance for loan and lease losses	$ 11,846	$ 14,124	$ 16,271	$ 14,155	$ 15,400	$ 13,901	$ 15,202	$ 14,015
Common stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 109,275	$ 103,238	$ 115,648
Intangible assets	(2,762)	(2,740)	(32)	-	-	-	-	-
Tangible common equity	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 109,275	$ 103,238	$ 115,648
Texas ratio	31.1%	44.8%	56.1%	30.6%	13.7%	13.1%	10.0%	11.2%

Source: SEC filings and FBIZ Management.

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- "Cumulative Net Charge-off Percentage" is defined as aggregate net charge-offs from 1/1/2008 through 6/30/14 divided by total loans and leases as of 12/31/07. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off levels through the recent period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Year Ended December 31,						For the Six Months Ended,
	2008	2009	2010	2011	2012	2013	6/30/14
Charge-offs	$ 2,396	$ 6,102	$ 5,210	$ 7,230	$ 3,479	$ 914	$ -
Recoveries	(89)	(155)	(313)	(864)	(481)	(374)	(25)
Net charge-offs (recoveries)	$ 2,307	$ 5,947	$ 4,897	$ 6,366	$ 2,998	$ 540	$ (25)
Cumulative net charge-offs	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515	$ 23,055	$ 23,030
12/31/07 total loans and leases	781,487	781,487	781,487	781,487	781,487	781,487	781,487
Cumulative net charge-off percentage	0.30%	1.06%	1.68%	2.50%	2.88%	2.95%	2.95%

Source: SEC filings and FBIZ Management.

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First Business